UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 7, 2005


                           IMEDIA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                  000-50159                  84-1424696
(State or other jurisdiction of     (Commission                (IRS Employer
         incorporation)             File Number)             Identification No.)



     1721 Twenty First Street, Santa Monica, California            90404
          (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (310) 453-4499


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

         The purpose of this Form 8-K/A is to clarify the disclosure on our Current Report on Form 8-K, filed April 13, 2005 to reflect that (a) our former independent accountant resigned effective April 1, 2005, and (b) there were no disagreements between the Company and its former independent public accountant through the date of such resignation.


ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective April 1, 2005, Singer Lewak Greenbaum & Goldstein LLP ("SLGG") resigned as iMedia International Inc.'s (the "Company's") principal independent accountant. The Company received notice of SLGG's resignation on April 7, 2005.

         SLGG's reports on the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2004, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, SLGG's reports on the consolidated financial statements of iMedia International Inc. included explanatory language regarding substantial doubt about the Company's ability to continue as a going concern.

         During the Company's fiscal years ended December 31, 2003, and December 31, 2004, and through April 1, 2005, there were no disagreements between the Company and SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to SLGG's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         The Company has provided SLGG with the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree.

         A copy of the SLGG letter is attached as Exhibit 16.1 to this Current Report on Form 8K and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  16.1     Letter from Singer Lewak Greenbaum & Goldstein LLP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMEDIA INTERNATIONAL, INC.



April 18, 2005                       /S/ FRANK UNRUH
                                   ---------------------------------------------
                                   Frank Unruh
                                   Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER           DOCUMENT
--------------           --------

16.1                     Letter from Singer Lewak Greenbaum & Goldstein LLP.


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